COMPENSATION SHARING AGREEMENT

This Compensation Sharing Agreement (the “Agreement”) is made as of March ____, 2013, by and between Digital Caddies, Inc., an Oklahoma corporation (“Digital Caddies”), Level Eighteen Consulting, Inc., an Illinois corporation (“Level 18”), and Air1 Wireless, an Illinois company (“Air1”). Digital Caddies, Level 18, and Air1 are sometimes referred to collectively herein as the “Parties,” or individually as a “Party.”

RECITALS

WHEREAS, Level 18 and Air1 are each a Certified Business Dealer authorized by Sprint Wireless (“Sprint”);

WHEREAS, Level 18 and Air1 each receive compensation from Sprint for line activations (the “Sprint Activation Compensation”);

WHEREAS, Digital Caddies has agreed to initiate line activations for the benefit of Level 18 and Air 1 (the “Digital Caddies Initiation”) in exchange for the payment of a certain percentage of the Sprint Activation Compensation (the “Digital Caddies Compensation”) to be paid in accordance with the terms and conditions set forth herein;

WHEREAS, Digital Caddies is a provider of certain technology services to be installed and utilized on selected golf courses (the “Digital Caddies Services”); and

WHEREAS, as a result of negotiations by and between Digital Caddies, Level 18, and Air1, the Parties have proposed a resolution that they deem to be fair, just and equitable.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties, intending to be legally bound, hereby agree as follows:

Section 1. Recitals. The foregoing recitals express the true intentions of the Parties and are hereby incorporated by reference into this Agreement.

Section 2. Compensation Sharing.

(a) General Activation Compensation. Digital Caddies shall receive 75% of the Sprint Activation Compensation that is received by Level 18 as a result of the Digital Caddies Initiation, unless the Sprint Activation Compensation: (i) was received by Level 18 in relation to line activations initiated by Digital Caddies on golf courses operated by KemperSports (“Kemper”) or Marriott Hotels and Resorts (“Marriott”), collectively referred to herein as the “Exempt Courses”; and (ii) Marc Lonson (“Mr. Lonson”) was responsible for the sale of the Digital Caddies Services to the Exempt Course.

(b) Exempt Courses Activation Compensation. In the event that Digital Caddies initiates line activations on one of the Exempt Courses and Mr. Lonson was responsible for the sale of the Digital Caddies Services to that Exempt Course, Digital Caddies shall receive 50% of the Sprint Activation Compensation that is received by Level 18 as a result of the Digital Caddies Initiation.

(c) Notices and Accounting. The Parties shall provide notice to the other Parties of all line activations initiated and which are eligible for the Sprint Activation Compensation under this Agreement. Upon request, the Parties agree to furnish to the other Parties all financial statements, invoices, receipts, checks, correspondence and any and all other documentation necessary to provide an accurate accounting of all compensation owed under this Agreement within 10 business days after the request is made by the requesting Party.

(d) Effective Date and the Closing. This Agreement shall be effective upon the execution of this Agreement by all of the Parties (the “Closing”).

Section 3. Digital Caddies’ Representations and Warranties. Digital Caddies represents and warrants to Level 18 and Air1 that the statements contained in this Section 3 are true and correct in all aspects as of the date of this Agreement and will be true and correct as of the date of the Closing as though made then and as though the date of the Closing were substituted for the date of this Agreement throughout this Section 3.

(a) Organization of Digital Caddies. Digital Caddies is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Oklahoma.

(b) Authorization of Agreement. Digital Caddies has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the majority of the directors of Digital Caddies shall have duly authorized the execution, delivery, and performance of this Agreement by Digital Caddies. This Agreement constitutes the valid and legally binding obligation of Digital Caddies, enforceable in accordance with its terms and conditions.

(c) Non-contravention. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Digital Caddies is subject or any provision of the charter or bylaws of Digital Caddies or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Digital Caddies is a party or by which it is bound or to which any of its assets is, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or lien would not have a material adverse effect. Digital Caddies needs to give no notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would result in rendering this Agreement unenforceable in a court of competent jurisdiction.

(d) Brokers' Fees. Digital Caddies has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Level 18 or Air1 could become liable or obligated.

(e) Legal Compliance. Digital Caddies has complied with all applicable laws, including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder of federal, state, local, and foreign governments, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced alleging any failure so to comply, except where the failure to comply would not have a material adverse effect.

(f) Disclosure. The representations and warranties contained in this Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

Section 4. Level 18 Consulting’s Representations and Warranties. Level 18 represents and warrants to Digital Caddies and Air1 that the statements contained in this Section 4 are true and correct in all aspects as of the date of this Agreement and will be true and correct as of the date of the Closing as though made then and as though the date of the Closing were substituted for the date of this Agreement throughout this Section 4.

(a) Organization of Level 18 Consulting. Level 18 is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Illinois.

(b) Authorization of Agreement. Level 18 has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the majority of the directors of Level 18 shall have duly authorized the execution, delivery, and performance of this Agreement by Level 18. This Agreement constitutes the valid and legally binding obligation of Level 18, enforceable in accordance with its terms and conditions.

(c) Non-contravention. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Level 18 is subject or any provision of the charter or bylaws of Level 18 or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Level 18 is a party or by which it is bound or to which any of its assets is, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or lien would not have a material adverse effect. Level 18 needs to give no notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would result in rendering this Agreement unenforceable in a court of competent jurisdiction.

(d) Brokers' Fees. Level 18 has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Digital Caddies or Air1 could become liable or obligated.

(e) Legal Compliance. Level 18 has complied with all applicable laws, including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder of federal, state, local, and foreign governments, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced alleging any failure so to comply, except where the failure to comply would not have a material adverse effect.

(f) Disclosure. The representations and warranties contained in this Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

Section 5. Air1 Wireless’ Representations and Warranties. Air1 represents and warrants to Digital Caddies and Level 18 that the statements contained in this Section 5 are true and correct in all aspects as of the date of this Agreement and will be true and correct as of the date of the Closing as though made then and as though the date of the Closing were substituted for the date of this Agreement throughout this Section 5.

(a) Organization of Air1 Wireless. Air1 is a company duly formed, validly existing, and in good standing under the laws of the State of Illinois.

(b) Authorization of Agreement. Air1 has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All of the appropriate and necessary persons shall have duly authorized the execution, delivery, and performance of this Agreement by Air1. This Agreement constitutes the valid and legally binding obligation of Air1, enforceable in accordance with its terms and conditions.

(c) Non-contravention. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Air1 is subject or any provision of the charter or bylaws of Air1 or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Air1 is a party or by which it is bound or to which any of its assets is, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or lien would not have a material adverse effect. Air1 needs to give no notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would result in rendering this Agreement unenforceable in court of competent jurisdiction..

(d) Brokers' Fees. Air1has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Digital Caddies or Level 18 could become liable or obligated.

(e) Legal Compliance. Air1has complied with all applicable laws, including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder of federal, state, local, and foreign governments, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced alleging any failure so to comply, except where the failure to comply would not have a material adverse effect.

(f) Disclosure. The representations and warranties contained in this Section 5 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 5 not misleading.

Section 6. Pre-Closing and Post-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

(a) General. Each of the Parties will use its reasonable best efforts to take all actions and to do all things necessary and advisable in order to consummate and make effective the transactions contemplated by this Agreement, including satisfaction, but not waiver, of the Closing conditions set forth herein.

(b) Notices and Consents. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred herein.

(c) Notice of Developments. Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties set forth herein. No disclosure by any Party pursuant to this section, however, shall be deemed to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

(e) Approvals and Costs. The Parties agree to obtain all approvals necessary for this Agreement to become effective and each Party agrees to pay any and all of their own costs associated with this Agreement.

Section 7. Conditions to Obligation to Close.

(a) Conditions to Digital Caddies’ Obligation. The obligation of Digital Caddies to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date, except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case such representations and warranties shall be true and correct in all respects at and as of the Closing Date;

(ii) Digital Caddies shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case Digital Caddies shall have performed and complied with all of such covenants in all respects through the Closing;

(iii) Digital Caddies shall have, if necessary, procured all of the necessary third-party consents to effectuate this Agreement;

(iv) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and, (C) adversely affect the right of Digital Caddies to receive the Digital Caddies Compensation; and

(v) all actions to be taken by Digital Caddies in connection with consummation of the transactions contemplated hereby and all documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Digital Caddies and shall be delivered to Digital Caddies on or before the Closing Date.

(b) Conditions to Level 18 Consulting’s Obligation. The obligation of Level 18 to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date, except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case such representations and warranties shall be true and correct in all respects at and as of the Closing Date;

(ii) Level 18 shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case Level 18 shall have performed and complied with all of such covenants in all respects through the Closing;

(iii) Level 18 shall have, if necessary, procured all of the necessary third-party consents to effectuate this Agreement;

(iv) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and, (C) adversely affect the right of Digital Caddies to receive the Digital Caddies Compensation; and

(v) all actions to be taken by Level 18 in connection with consummation of the transactions contemplated hereby and all documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Level 18 and shall be delivered to Level 18 on or before the Closing Date.

(c) Conditions to Air1 Wireless’ Obligation. The obligation of Air1 to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in Section 5 above shall be true and correct in all material respects at and as of the Closing Date, except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case such representations and warranties shall be true and correct in all respects at and as of the Closing Date;

(ii) Air1 shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case Air1 shall have performed and complied with all of such covenants in all respects through the Closing;

(iii) Air1 shall have, if necessary, procured all of the necessary third-party consents to effectuate this Agreement;

(iv) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and, (C) adversely affect the right of Digital Caddies to receive the Digital Caddies Compensation; and

(v) all actions to be taken by Air1 in connection with consummation of the transactions contemplated hereby and all documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Air1 and shall be delivered to Air1 on or before the Closing Date.

Section 7. Term of Agreement. This Agreement shall have a term of one year and shall automatically be renewed on the first anniversary of the date of the Closing (the “Renewal Date”) unless: (i) this Agreement is terminated by mutual agreement of all the Parties at least 30 days prior to the Renewal Date; or (ii) Digital Caddies ceases to employ Sprint as its carrier in providing the Digital Caddies Services, in which case Digital Caddies may elect to terminate this Agreement at any time by providing 30 days written notice to the other Parties.

Section 8. Miscellaneous.

(a) Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder.

(b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other Parties, provided; however, that any Party may make any public disclosure it believes in good faith is required by applicable law in which case the disclosing Party will use its reasonable efforts to advise the other Parties prior to making the disclosure.

(c) Indemnity. Digital Caddies, Level 18 and Air1 shall each indemnify each other, and the other Parties’ members, officers, partners, employees and agents (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of or in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any instrument or document contemplated hereby, the performance by the Parties of their respective obligations hereunder or the consummation of the transactions contemplated hereby, and (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto.

(d) Confidentiality. Except as provided herein, the existence and the terms of this Agreement shall be maintained in confidence by the Parties hereto and their respective officers, members, and employees. Except as compelled to be disclosed by judicial or administrative process or by other requirements of law, legal process, rule or regulation (including to the extent required in connection with any filings made by the Parties or their controlling affiliates with the Securities and Exchange Commission or other governmental agency) all public announcements, notices, or other communications regarding such matters to third parties, including without limitation any disclosure regarding the transactions contemplated hereby, shall require the prior approval of all Parties hereto.

(e) Entire Agreement. This Agreement, including the documents referred to herein, constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(f) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

(g) Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Oklahoma.

(j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any provision of the Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(l) Expenses. Each Party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

IN WITNESS WHEREOF, Digital Caddies Inc., Level Eighteen Consulting, Inc. and Air1 Wireless have executed this Compensation Sharing Agreement as of the date first above written.

DIGITAL CADDIES INC.

(“DIGITAL CADDIES”)

__________________________________

By: Brad Nightingale

Its: Chief Executive Officer

LEVEL EIGHTEEN CONSULTING

(“LEVEL 18”)

__________________________________

By: Marc A. Lonson

Its: President

AIR1 WIRELESS

(“AIR1”)

__________________________________

By:

Its: